UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 19, 2023

HEICO CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-04604	65-0341002
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 Taft Street, Hollywood, Florida 33021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 987-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HEI	New York Stock Exchange
Class A Common Stock, $.01 par value per share	HEI.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 19, 2023, HEICO Corporation (the “Company”) and certain of its subsidiaries (collectively, the "Subsidiary Guarantors"), executed an Underwriting Agreement (the "Underwriting Agreement") with BofA Securities, Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, as the representatives of the several underwriters listed in Schedule 1 therein, with regard to the issuance and sale by the Company of $600,000,000 principal amount of the Company’s 5.250% Senior Notes due 2028 (the "5.250% Notes") and $600,000,000 principal amount of the Company’s 5.350% Senior Notes due 2033 (the "5.350% Notes" and collectively with the 5.250% Notes, the "Notes") and the guarantees of the Notes by each of the Subsidiary Guarantors (the “Transaction”). The Company intends to use the net proceeds of the Transaction to fund a portion of the purchase price for the acquisition of Wencor Group, including related fees and expenses, and, use any remaining amounts, for general corporate purposes. The Company may temporarily repay outstanding borrowings under its revolving credit agreement and invest funds that are not immediately needed for these purposes in short-term investments, including marketable securities. The Underwriting Agreement contains customary representations, warranties and covenants of the Company and Subsidiary Guarantors, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. The Transaction is expected to close on July 27, 2023.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

The Company is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items related to the Transaction that are to be incorporated by reference into its Registration Statement on Form S-3ASR (Registration No. 333-273297).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated July 19, 2023, by and among HEICO Corporation and BofA Securities, Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule 1 thereto.
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEICO CORPORATION

Dated: July 24, 2023	By:	/s/ Carlos L. Macau, Jr.
Carlos L. Macau, Jr.
Executive Vice President –
Chief Financial Officer and Treasurer

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